QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 20, 2002

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant's telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)

        Certain matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements about the manner in which Inverness Medical Innovations, Inc. (the "Company") intends to use the assets of the Wampole Business (as defined below), the anticipated impact of the transaction on the future growth of the Company and the expected benefits of the transaction. Actual results may materially differ due to numerous risks and uncertainties, including, without limitation, the operational integration associated with the transaction and other risks generally associated with such transactions; the potential market acceptance of the Company's and the Wampole Business' current and future products; the intensely competitive environment in the Company's and the Wampole Business' markets which could reduce the Company's market share or limit its ability to increase market share; the efficacy and the safety of the products of the Wampole Business; the ability to manufacture or acquire sufficient quantities of product for development and commercialization activities; the ability of the Company to successfully develop and commercialize new products and technologies; and the risks and uncertainties described in the Company's periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including, without limitation, those risks and uncertainties described in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 2.    ACQUISITION OF ASSETS.

        On September 20, 2002, Inverness Medical Innovations, Inc. (the "Company"), through a wholly owned subsidiary, W.L. Acquisition Corp., a Delaware corporation, acquired the Wampole Laboratories unit (the "Wampole Business") of MedPointe Inc. ("MedPointe") from MedPointe and certain entities affiliated with MedPointe. The Wampole Business develops, markets, sells and distributes in vitro diagnostic tests and test systems. The acquisition of the Wampole Business was made pursuant to an Asset Purchase Agreement dated as of August 7, 2002 (the "Asset Purchase Agreement"), under which W.L. Acquisition Corp., which has subsequently been renamed Wampole Laboratories, Inc., acquired substantially all of the assets, properties and business used by MedPointe in the conduct of the Wampole Business, as well as most of the liabilities arising out of the Wampole Business. The Company intends to use the acquired assets to continue the current operations of the Wampole Business.

        The aggregate consideration for the Wampole Business under the Asset Purchase Agreement was $70 million in cash. The Company financed the acquisition using a combination of cash on hand and proceeds from two financing transactions (together, the "Financings"): (i) the private sale of $20 million in units consisting of subordinated promissory notes in the aggregate principal amount of approximately $20 million which pay interest at the rate of 10% per annum (the "10% Notes") and warrants (the "Warrants"), and (ii) the private sale of $15 million in subordinated promissory notes, $9 million of which consisted of subordinated promissory notes in the aggregate prinicipal amount of approximately $9 million which pay interest at the rate of 9% per annum (the "9% Notes") and $6 million of which consisted of convertible subordinated promissory notes in the aggregate principal amount of approximately $6 million which pay interest at the rate of 3% per annum (the "3% Notes"). The Warrants are exercisable for an aggregate of 200,000 shares of common stock of the Company at $13.54 per share. The principal balance of, and any unpaid accrued interest on, the 3% Notes is convertible into common stock at $17.45 per share. Also, at the Company's option, the principal balance of, and any unpaid accrued interest on, the 10% Notes, the 9% Notes and the 3% Notes may be paid in shares of common stock of the Company valued at 95% of the average closing price of the Company's common stock on the American Stock Exchange over the ten trading days ending immediately prior to the payment date. The 10% Notes, 9% Notes and 3% Notes mature on September 20, 2008, the sixth anniversary of their issuance. Certain directors and officers of the Company, as well as persons and entities related to directors and officers of the Company, participated in the Financings. For additional information regarding the identity of the participants in the Financings and the amount of funds provided by each purchaser, see the signature pages to the Subordinated Note and Warrant Purchase Agreement attached hereto as Exhibit 99.1 and the Subordinated Note Purchase Agreement attached hereto as Exhibit 99.4, which information is incorporated herein by reference.

        The Asset Purchase Agreement, including the purchase price, was negotiated at arm's length between the Company and MedPointe. Neither the Company nor any director or officer of the Company was affiliated with or had a material relationship with MedPointe or any entity affiliated with MedPointe; except that the Wampole Business distributes certain diagnostic products manufactured by the Company's Unipath Limited subsidiary. Products manufactured by Unipath Limited accounted for approximately 6.7% of the Wampole Business' net sales for its fiscal year ended March 31, 2002.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)
FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

  The financial statements of the Wampole Business required to be filed as part of this report will be filed by the Company by amendment to this report as soon as practicable, but not later than December 6, 2002.

a)
PRO FORMA FINANCIAL INFORMATION

  The pro forma financial information required to be filed as part of this report will be filed by the Company by amendment to this report as soon as practicable, but not later than December 6, 2002.

c)
EXHIBITS

  The following exhibits are filed with this document.

Exhibit Number	Description

+2.1	Asset Purchase Agreement among MedPointe, Inc., The CPI Development Corporation, MedPointe Healthcare Inc., Inverness Medical Innovations, Inc. and W.L. Acquisition Corp. dated as of August 7, 2002*
99.1	Subordinated Note and Warrant Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note and Warrant Purchase Agreement")
99.2	Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement 99.3 Form of Warrant pursuant to the Note and Warrant Purchase Agreement
99.4	Subordinated Note Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note Purchase Agreement")
99.5	Form of Subordinated Promissory Note issued pursuant to the Note Purchase Agreement
99.6	Form of Convertible Subordinated Promissory Note issued pursuant to the Note Purchase Agreement
*
Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

+
The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ PAUL T. HEMPEL Paul T. Hempel General Counsel & Secretary

Dated: October 4, 2002

3

EXHIBIT INDEX

Exhibit Number	Description

+2.1	Asset Purchase Agreement among MedPointe, Inc., The CPI Development Corporation, MedPointe Healthcare Inc., Inverness Medical Innovations, Inc. and W.L. Acquisition Corp. dated as of August 7, 2002*
99.1	Subordinated Note and Warrant Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note and Warrant Purchase Agreement")
99.2	Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement
99.3	Form of Warrant pursuant to the Note and Warrant Purchase Agreement
99.4	Subordinated Note Purchase Agreement dated as of September 20, 2002 between the Company and the investors named therein ("Note Purchase Agreement")
99.5	Form of Subordinated Promissory Note issued pursuant to the Note Purchase Agreement
99.6	Form of Convertible Subordinated Promissory Note issued pursuant to the Note Purchase Agreement

*
Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

+
The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

4

QuickLinks

SIGNATURE
EXHIBIT INDEX